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Exhibit 10.63

                    AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT
                    -----------------------------------------


         This Amendment No. 1 to Subscription Agreement and additional documents ("Transaction Documents") dated among Diamond Entertainment Corporation (the "Company"), Longview Fund, L.P., and Alpha Capital Anstalt (each a "Subscriber", and collectively, "Subscribers").

         WHEREAS, the Company and Subscribers are parties to the Subscription Agreement dated November 30, 2006 relating to an aggregate investment by Subscribers in Promissory Notes of the Company convertible into shares of the Company's no par value Common Stock and Class A Warrants; and

         WHEREAS, the Company and Subscribers desire to amend a term of the Subscription Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

         1. All the capitalized terms employed herein shall have the meanings attributed to them in the Transaction Documents.

         2. Alpha Capital Anstalt's investment in the second tranche shall be increased to $250,000 and in the aggregate, the Subscribers shall purchase up to TWO MILLION FOUR HUNDRED THOUSAND DOLLARS ($2,400,000) (the "PURCHASE PRICE") of principal amount of 12% secured promissory notes of the Company.

         3. Section 1(c) is changed as follows: SECOND CLOSING. The closing date in relation to up to ONE MILLION ONE HUNDRED AND FIFTY THOUSAND DOLLARS ($1,250,000) (the "SECOND CLOSING PURCHASE PRICE") shall be on or before the fifth business day after the compliance with the Second Closing Condition as defined in Section 1(d) (the "SECOND CLOSING DATE").

         4. Section 1(d) is changed as follows : (d) CONDITIONS TO SECOND CLOSING. The occurrence of the Second Closing is expressly contingent on (i) compliance with the Second Closing Condition, (ii) the truth and accuracy, on the Second Closing Date of the representations and warranties of the Company and Subscriber contained in this Agreement except for changes that do not constitute a Material Adverse Event [as defined in Section 5(a)], (iii) continued compliance with the covenants of the Company set forth in this Agreement, (iv) the non-occurrence of any Event of Default (as defined in the Note and this Agreement) or an event that with the passage of time or the giving of notice could become an Event of Default, or other default by the Company of its obligations and undertakings contained in this Agreement. "SECOND CLOSING CONDITION" shall mean the first to occur of (i) the actual effectiveness of the Registration Statement as defined in Section 11.1(iv) hereunder, or (ii) THE DELIVERY BY COMPANY WITHIN FIVE DAYS OF THE "SECOND CLOSING" OF CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY AND ALL ENTITIES WHICH ARE OR WILL BE DIRECT or indirect subsidiaries of the Company after the closing of the transaction described in the Letter of Intent ("ACQUISITION"), all in order to satisfy the requirements of Form 8-K after giving effect to the Acquisition, pursuant to General Accepted Accounting Principals in the United States, including a balance sheet, results of operations, cash flows and supporting schedules and consolidated financial statements for the FISCAL YEAR ENDED MARCH 31, 2006 AND the latest interim period, and all in form and substance reasonably acceptable to Subscriber.

         5. Section 3 is changed to: 3. SECURITY INTEREST. The Subscribers have been granted a security interest in all assets of the Company including ownership of the Subsidiaries memorialized in a "SECURITY AGREEMENT" dated June 30, 2006 and filed in the States of New Jersey and California under file numbers 2368529-1 and 06-7077741180, respectively. THE SUBSCRIBERS WILL BE GRANTED A SECURITY INTEREST IN ALL ASSETS IN DIAMOND ENTERTAINMENT CORPORATION, A NEW JERSEY CORPORATION ("PARENT"), DMEC ACQUISITION INC., A DELAWARE CORPORATION, JEWEL PRODUCTS INTERNATIONAL, INC., A CALIFORNIA CORPORATION AND DMECA ACQUISITION, INC., A NEW JERSEY CORPORATION, To be memorialized in a "SECURITY AGREEMENT, a form of which is annexed hereto as EXHIBIT C. Each Subsidiary will


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execute and deliver to the Subscribers a form of "GUARANTY" annexed hereto as
EXHIBIT D. The Company will execute such other agreements, documents and financing statements reasonably requested by Subscribers, which will be filed at the Company's expense with such jurisdictions, states and counties designated by the Subscribers. The Company will also execute all such documents reasonably necessary in the opinion of Subscribers to memorialize and further protect the security interest described herein. The Subscribers will appoint a Collateral Agent to represent them collectively in connection with the security interest to be granted to the Subscribers. The appointment will be pursuant to a "COLLATERAL AGENT AGREEMENT", a form of which is annexed hereto as EXHIBIT E.

         6. Section 11.1(iv) is changed to: (iv) The Company shall file with the Commission a Form SB-2 registration statement (the "REGISTRATION STATEMENT") (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the 1933 Act ON OR BEFORE MAY 31, 2007 (THE "FILING DATE"), AND CAUSE THE REGISTRATION STATEMENT TO BE DECLARED EFFECTIVE NOT LATER THAN AUGUST 31, 2007 (the "EFFECTIVE DATE").

         7. Section 11.1(v) is changed to: The amount of Registrable Securities required to be included in the Registration Statement as described in Section 11.1(iv) ("INITIAL REGISTRABLE SECURITIES") shall be limited to not less than 100% of the maximum amount ("RULE 415 AMOUNT") of Common Stock which may be included in a single Registration Statement without exceeding registration limitations imposed by the Commission pursuant to Rule 415 of the 1933 Act but in no event not less than 130% of the Shares OUTSTANDING AT THE TIME THE REGISTRATION STATEMENT IS FILED (POST REVERSE SPLIT SHARES).

         8. All other terms and conditions of the Transaction Documents as amended by this Agreement and herein shall remain in full force and effect.

         9. Each of the undersigned states that he has read the foregoing Agreement and understands and agrees to it and by the terms set forth herein represents the entire agreement between the parties.


                                      DIAMOND ENTERTAINMENT CORPORTION
                                      the "Company"

                                               /s/ James Lu
                                      By:_____________________________________
                                               James Lu


                                      ________________________________________
                                      ALPHA CAPITAL ANSTALT


                                      ________________________________________
                                      LONGVIEW FUND, L.P.


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